EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended February 22, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Mar 2008 – Feb 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.7%	-2.4%	-1.0%	-7.8%	-3.0%	-3.9%	1.1%	-3.9%	10.7%	-23.3%	-0.3	-0.5
B**	-1.7%	-2.5%	-1.1%	-8.4%	-3.6%	-4.6%	N/A	-4.6%	10.7%	-25.4%	-0.4	-0.6
Legacy 1***	-1.7%	-2.3%	-0.6%	-5.7%	-1.0%	N/A	N/A	-3.5%	10.8%	-18.1%	-0.3	-0.4
Legacy 2***	-1.7%	-2.3%	-0.7%	-6.0%	-1.4%	N/A	N/A	-3.8%	10.8%	-18.6%	-0.3	-0.5
Global 1***	-1.7%	-2.2%	-0.6%	-5.1%	-1.8%	N/A	N/A	-4.3%	10.3%	-17.5%	-0.4	-0.5
Global 2***	-1.7%	-2.2%	-0.6%	-5.4%	-2.1%	N/A	N/A	-4.6%	10.3%	-18.4%	-0.4	-0.6
Global 3***	-1.7%	-2.4%	-0.9%	-6.9%	-3.8%	N/A	N/A	-6.4%	10.3%	-23.7%	-0.6	-0.8

S&P 500 Total Return Index****	-0.2%	1.4%	6.6%	13.5%	13.5%	4.9%	8.2%	4.9%	18.9%	-46.4%	0.4	0.4
Barclays Capital U.S. Long Gov Index****	0.5%	0.2%	-3.2%	2.5%	11.3%	8.3%	7.0%	8.3%	13.3%	-12.3%	0.7	1.1
*          Performance metrics are calculated using month-to-date performance estimates.  All performance data is subject to verification.
**        Units began trading in August 2003.
***      Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	35%					35%
Energy	15%	Long	Brent Crude Oil	5.0%	Long	15%	Long	Brent Crude Oil	5.0%	Long
			Gas Oil	3.0%	Long			Gas Oil	3.0%	Long
Grains/Foods	12%	Short	Sugar	2.5%	Short	12%	Short	Sugar	2.5%	Short
			KC Wheat	1.5%	Short			KC Wheat	1.5%	Short
Metals	8%	Short	Gold	3.8%	Short	8%	Short	Gold	3.8%	Short
			Zinc LME	1.2%	Long			Zinc LME	1.2%	Long
FINANCIALS	65%					65%
Currencies	24%	Short $	Euro	2.6%	Short	24%	Short $	Euro	2.6%	Short
			Japanese Yen	2.1%	Short			Japanese Yen	2.1%	Short
Equities	28%	Long	S&P 500	4.1%	Long	28%	Long	S&P 500	4.1%	Long
			Nikkei 225	1.9%	Long			Nikkei 225	1.9%	Long
Fixed Income	13%	Long	Bunds	3.3%	Long	13%	Long	Bunds	3.3%	Long
			U.S. 10-Year Treasury Notes	2.0%	Long			U.S. 10-Year Treasury Notes	2.0%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Cold weather across the U.S. drove natural gas markets over 4% higher.  Crude oil markets fell due to forecasts of bearish demand fostered by weak European economic indicators and by uncertainty about the future of the U.S. Federal Reserve’s stimulus initiatives.

Grains/Foods
U.S. grains markets predominantly fell as the winter storms in the Midwest provided moisture to key farming regions which, in turn, supported supplies.  Coffee prices increased due to delays at key Brazilian ports and uncertainty surrounding the effect of a plant fungus on output.

Metals
Precious metals markets declined due to a sharp rally in the U.S. dollar.  In the base metals, copper markets experienced their worst weekly declines in several months as pessimism surrounding the global economy prompted liquidations.

Currencies
The U.S. dollar strengthened against most major currencies as demand for safe-haven assets was caused by renewed pessimism surrounding the global economic recovery.  The euro registered weekly losses as European officials predicted an overall contraction of the Eurozone economy for 2013.  The Canadian dollar also declined sharply, following the release of disappointing domestic retail sales data and weak commodity prices.

Equities
North American equity markets posted mixed results as positive earnings reports were offset by concerns the U.S. Federal Reserve may curtail stimulus activities.  Volatile European equity markets finished higher due to a late surge after better-than-expected German confidence data rose to a 10-month high.  The Nikkei 225 finished higher in expectation that Japan’s government will continue recent stimulus initiatives, which have had a positive impact on stocks.

Fixed Income
Bund markets rallied as risk-averse investors liquidated Italian debt positions in advance of the uncertain outcome of the Italian parliamentary elections.   U.S. Treasury markets also rose as equity market weakness spurred a wave of risk-off sentiment, which supported buying of safe-haven assets.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.